UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Geovic Mining Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF

2012 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GEOVIC MINING CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the “Meeting”) of GEOVIC MINING CORP. (the “Company”) will be held on June 15, 2012 at 10:00 a.m. at the offices of the Company, 1200 17th Street, Suite 980, Denver, Colorado 80202, for the following purposes:

1.	to elect William A. Buckovic, Robert J. MacDonald, Michael T. Mason, Paul D. Rose, and Gregg J. Sedun as directors of the Company to serve until the 2013 annual meeting of stockholders;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	to transact such further and other business as may properly come before the Meeting or any adjournment thereof.

We are pleased to be relying on the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about May 4, 2012. The Company’s proxy statement accompanying this notice of annual meeting of stockholders and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials.

Alternatively, if you requested or received a copy of the proxy material by mail, you may vote by telephone, over the Internet, or mark, date, sign and return the proxy/voting instruction card in the envelope provided. If you mail a proxy, you may later withdraw the proxy and vote in person at the Meeting. For more information about how to vote your Shares, please see the discussion beginning on page 1 of our proxy statement under the heading “Information about the Annual Meeting.”

Thank you for your interest in our Company. We look forward to seeing you at the 2012 annual meeting of stockholders.

Only the holders of Shares of Common Stock, par value $0.0001 per Share, of the Company at the close of business on April 25, 2012 are entitled to vote or to have their Shares voted at the Meeting.

DATED at Denver, Colorado, this 4th day of May, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Michael T. Mason
Chairman of the Board, Chief Executive Officer

Geovic Mining Corp.

1200 17th Street, Suite 980

Denver, CO 80202

GEOVIC MINING CORP.

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL PROXY INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of GEOVIC MINING CORP. (the “Company” or “Geovic”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m. at the offices of the Company, 1200 17th Street, Suite 980, Denver, Colorado 80202 on June 15, 2012, and at any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND VOTING INSTRUCTIONS FOR OUR 2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2012

Our notice of annual meeting of stockholders, proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at http://www.envisionreports.com/GVCM (for registered stockholders) and http://www.edocumentview.com/GVCM (for banks and brokerage firms) together with any amendments to any of these materials. We will begin mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders on or about May 4, 2012. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them. Please see below for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.geovic.net under “Investor Information — 2012 Proxy Information/Annual Report.”

Voting Securities and Outstanding Shares

The Company is authorized to issue 200,000,000 Shares of Common Stock, par value $0.0001 per Share (the “Shares”), and 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Shares”). As of April 25, 2012 (the “Record Date”), the Company had 106,639,602 Shares and no Preferred Shares issued and outstanding. The holders of the outstanding Shares on the Record Date are entitled to receive notice of and to attend and vote at the Meeting, and each Share confers the right to one vote in person or by proxy at the Meeting.

Information about the Annual Meeting

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow us to make our Proxy Statement and other Meeting materials available to you in several formats. The rules require that we mail a notice to our stockholders advising that our Proxy Statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We are utilizing this process for the Meeting. These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our Meeting.

We will begin mailing the required Notice to stockholders on or about May 4, 2012. The proxy materials will be posted on the Internet, at http://www.envisionreports.com/GVCM (for registered stockholders) and

http://www.edocumentview.com/GVCM (for banks and brokerage firms), no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice contains important information, including the date, time and location of the Meeting; a brief description of the matters to be voted on at the Meeting; a list of the proxy materials available for viewing on http://www.envisionreports.com/GVCM (for registered stockholders) and http://www.edocumentview.com/GVCM (for banks and brokerage firms) and the control number you will use to access the site; and instructions on how to access and review the proxy materials online, how to vote your Shares over the Internet, how to vote by telephone and how to get a paper or email copy of the proxy materials, if that is your preference.

Quorum

The presence at the Meeting, in person or by proxy, of the holders of one-third of the Shares outstanding as of the Record Date will constitute a quorum. There must be a quorum for any action to be taken at the Meeting (other than an adjournment of the Meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your Shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy card that it lacks discretionary authority as to certain Shares to vote on a particular matter, commonly referred to as “broker non-votes,” those Shares will still be counted for purposes of determining the presence of a quorum at the Meeting. If a quorum is not represented at the Meeting, a vote for adjournment will be taken among the stockholders present or represented by proxy. If a majority of the stockholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

Required Vote

The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our Certificate of Incorporation and Bylaws. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote will not affect the outcome of the election. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm will be approved if the votes cast by holders of Shares favoring the ratification exceed the votes cast opposing the ratification. None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

Abstentions and Broker Non-Votes

For the purpose of determining whether a proposal has been approved, abstentions will not be counted as votes cast in favor of or against approval for purposes of determining whether a proposal has been approved. Abstentions will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. Abstentions will have the effect of a vote against each of the other proposals.

If you are a beneficial owner whose Shares are held of record by a broker or bank, you must instruct the broker or bank how to vote your Shares. If you do not provide voting instructions, your Shares will not be voted on any proposal on which the broker or bank does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers or banks how they wish to vote their Shares.

At the Meeting, your broker or bank does not have discretionary voting authority to vote your Shares on the election of directors without instructions from you, in which case a broker non-vote will occur and your Shares will not be voted on this matter. However, if you are a beneficial owner whose Shares are held of record by a broker or bank, your broker or bank has discretionary voting authority to vote your Shares on the routine matter of ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, even if the broker or bank does not receive voting instructions from you.

Voting Your Shares by Proxy

If you are a registered stockholder, you may vote your Shares prior to the Meeting by following the instructions provided in the Notice of Internet Availability of Proxy Materials or this Proxy Statement and by accessing http://www.envisionreports.com/GVCM, which will contain a link to a voting website. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

If you are a registered stockholder, there are four ways to vote your Shares before the Meeting:

•

By Internet, by accessing http://www.envisionreports.com/GVCM and following the link to the voting website: Use the Internet to transmit your voting instructions until 1:00 a.m. EDT on June 15, 2012. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

By telephone, 1-800-652-VOTE (8683): Use any touch-tone telephone to submit your vote until 1:00 a.m. EDT on June 15, 2012. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

•

By mail: If you requested a paper copy of the proxy materials, mark, date and sign the proxy card enclosed with those materials and return it in the envelope we will provide with printed copies of this Proxy Statement. To be valid, proxy cards must be received before 1:00 a.m. EDT on June 15, 2012. Proxy cards should be returned by mail to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.

•	By hand delivery: Your proxy will also be valid if hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting.

If your Shares are held in “street name,” your broker, bank or other holder of record may provide you with a notice, or you may receive a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice of Internet Availability of Proxy Materials (including reference to the control number furnished on the Notice) to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the written materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your Shares.

Voting of Proxies and Our Voting Recommendations

All properly executed proxies for holders of Shares received by 1:00 a.m. EDT on June 15, 2012 or that are hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting, and that are not revoked, will be voted in accordance with the instructions indicated on your proxy. If you submit a validly executed proxy without providing direction, the proxy will be voted in accordance with the recommendations of the Board of Directors, as follows:

•

“FOR” the election of William A. Buckovic, Robert J. MacDonald, Michael T. Mason, Paul D. Rose and Gregg J. Sedun as directors of the Company to serve until the 2013 annual meeting of stockholders; and

•	“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Failing to vote your Shares prior to the Meeting or to vote at the Meeting will reduce the number of votes cast at the Meeting and may contribute to a lack of a quorum. Consequently, we urge you to return your proxy with your vote marked, or to vote using one of the other available methods.

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Revocation of Proxies

You can change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a registered stockholder, you can do this in one of four ways.

1.	Before the Meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Geovic at the address specified below.

2.	You can complete and submit a later-dated proxy.

3.	You can vote again by Internet or telephone.

4.	You can attend the Meeting, request that your proxy be revoked and vote in person.

If you are a registered stockholder and want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.

If you have instructed your broker, bank or other holder of record to vote your Shares and wish to change your vote, you must follow directions received from your broker, bank or other holder of record to change those instructions.

Voting in Person

You may attend the Meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials.

If you are a holder of record of Shares and plan to attend the Meeting, please indicate this when you cast your vote or submit your proxy card. To vote your Shares in person at the Meeting, when you arrive at the Meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of Shares.

If you are a beneficial owner of Shares held by a broker, bank or other holder of record, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you want to vote your Shares held in nominee name in person, you must obtain a valid written proxy in your name from the broker, bank or other holder of record that holds your Shares. Usually your broker, bank or other holder of record will assist you in this procedure.

Solicitation of Proxies

Solicitation of proxies will be made by use of the mail or over the Internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Geovic. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Geovic, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding Shares as of the Record Date will be requested to forward proxy solicitation material to the beneficial owners of such Shares who have requested printed copies and will be reimbursed by Geovic for their reasonable expenses.

Householding

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. As a result, stockholders who share the same address and hold some or all of their Shares through a broker, bank or other holder of record may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other holder of record has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other holders of record have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings, or to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future should contact their broker, bank or other holder of record for more information, and stockholders of record should submit their request by contacting Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021 or call them at 1-800-962-4284 (1-781-575-3120 if calling from outside the United States).

However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Meeting should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to the stockholder.

Who May Vote

Holders of Shares at the close of business on the April 25, 2012 Record Date are entitled to vote or to have their Shares voted at the Meeting. Each Share confers the right to one vote in person or by proxy at the Meeting.

Interests of Certain Persons in Matters to Be Acted Upon

No current director or nominee director or executive officer of the Company at any time since the beginning of the Company’s last fiscal year, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of the director nominees identified in Proposal 1.

Section 16(A) Beneficial Ownership Reporting Compliance

To the knowledge of the Company’s directors and executive officers, no person who was at any time during the last fiscal year an officer, director or holder of more than ten percent (10%) of our Common Stock failed to file on a timely basis, reports required by Section 16(a) to be filed during the fiscal year except for the following: Michael T. Mason, the Chairman of the Board and Chief Executive Officer of the Company, failed to timely file a Form 4 reporting an acquisition of beneficial ownership of Common Stock when he purchased shares in August 2011, and William A. Buckovic, an Executive Vice President and Director of the Company, failed to timely file a Form 4 reporting the sale of beneficial ownership of Common Stock when he sold shares in May 2011.

ELECTION OF DIRECTORS

(Proposal No. 1)

General

On February 14, 2012, four of the Company’s nine directors resigned and the size of the Board of Directors was reduced by the remaining five directors to five members. The term of office of each of the five remaining directors of the Company expires at the Meeting. The Board of Directors has nominated the same five persons who serve as the standing directors for election as directors of the Company at the Meeting.

Each nominee consented to be named as a nominee in this Proxy Statement and to serve as a director of the Company if elected. Messrs. MacDonald, Rose and Sedun qualify as independent directors under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the Toronto Stock Exchange (the “TSX”). Each director elected will hold office until the next annual meeting of stockholders of the Company or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Bylaws of the Company or with the laws of the State of Delaware.

None of the nominees named below has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or a nominee of any other person, and there is no family relationship between any director or officer of the Company.

Unless such authority is withheld, the persons named as proxy on the accompanying instrument of proxy intend to vote for the election of the nominees whose names are set forth herein. The Board of Directors does not contemplate that any of these nominees will be unable to serve as a director. If, prior to the Meeting, any of the nominees is unable or declines to so serve, the persons named in the accompanying instrument of proxy will vote for another nominee of management if presented, or to reduce the number of directors accordingly, in their discretion.

Information Concerning the Nominees

The following table contains each nominee’s name, age, position(s) at the Company, municipality of residence, present principal occupation, principal occupations and directorships for at least the last five years and period of service as a director of the Company:

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
William A. Buckovic Age: 62 Executive Vice President, Director Grand Junction, Colorado	Mr. Buckovic is the Founder of Geovic, Ltd., the Company’s principal operating subsidiary, and was President of Geovic, Ltd. from 1994 through March 2009. He became President and a director of the Company upon completion of the reverse take-over transaction (the “RTO”) completed in December 2006, and Executive Vice President of the Company and Geovic Ltd. in 2009. Mr. Buckovic has been active for over 40 years in the mineral exploration and development business, and has been involved in the discovery of several major mineral deposits. Mr. Buckovic’s wide ranging experience in the energy minerals, precious metals, advanced metals and ferro-alloy metals businesses and his work on projects in North America, Africa, South America, Australia, Europe and Asia, has provided him with a wealth of mineral exploration and development knowledge. In addition, Mr. Buckovic’s long tenure with the Company has provided him with knowledge of all aspects of the Company’s business and its history, which uniquely positions him to be a valued member of the Board of Directors.	December 1, 2006

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
Robert J. (Don) MacDonald(1) Age: 57 Director Vancouver, British Columbia	Mr. MacDonald is Chief Financial Officer of Quadra FNX Mining Ltd., where he has served since August 2010; he was Senior Vice President and Chief Financial Officer of NovaGold Resources Inc. from 2003 until April 2010. Prior to joining NovaGold, he was Senior Vice President and Chief Financial Officer for Forbes-Meditech Inc., (2001-2003), De Beers Canada Mining (formerly Winspear Diamonds) (1999-2001), Dayton Mining (1991-1999) and Vice-President of Granges, Inc. (1983-1991). Mr. MacDonald is a director of Romarco Minerals Inc. and was a director of Yukon-Nevada Gold Corp. from 2001 to 2009. Mr. MacDonald, a chartered accountant with Bachelors and Masters degrees in Engineering from Oxford University, has over 20 years of experience in mine development and financing. During his career, Mr. MacDonald has been involved in the operation or development of 15 mines in North and South America, and the completion of multiple mine financings and mergers and acquisitions transactions totaling approximately $3 billion, enabling him to provide the Board of Directors with valuable insight on the complex development and financing issues facing mining corporations.	December 1, 2006

Michael T. Mason Age: 67 Chairman of the Board, Chief Executive Officer, Garden City, New York	Mr. Mason has been Chief Executive Officer of the Company since January 2011, and Chairman of the Board of Directors since February 2012. He has also been Managing Partner of Mineral Services, LLC, a private metals marketing consulting firm, from 1996 to the present. He also was President and Director of MBMI Resources Inc., a public nickel ore producing company from 2002 to July 2011. Mr. Mason was a director of Euromax Ltd. from May 2003 until September 2010 and was a director of ECU Silver Mining Inc. from April 2001 until its merger with Golden Minerals, Inc., in September 2011 and a Director of Golden Minerals since the merger. Mr. Mason has more than 35 years of experience in the marketing of precious and base metals and other commodities and is a specialist in risk management, off-take agreements and international trading, providing unique experience to the Board of Directors on significant aspects of the mining industry. Mr. Mason served as a consultant to the Company through Mineral Services, LLC from 2003 until he became the Chief Executive Officer of the Company.	December 1, 2006

Name, Age and Position	Principal Occupations During the Past Five Years	Director Since
Paul D. Rose(1) Age: 54 Director Beaverton, Oregon	Mr. Rose has been an Anesthesia Staff Physician with Legacy Emanuel Hospital in Portland, Oregon since 1990. He is a founding member and a former director of Oregon Anesthesiology Group (“OAG”) and serves as Chairman of OAG’s Pension Committee. Mr. Rose, an early investor in Geovic, Ltd., the Company’s predecessor prior to the RTO, and a beneficial owner of approximately nine percent of the Company’s outstanding Shares as of the Record Date, has a strong understanding of the Company and its history and brings a valuable and diverse set of skills to the Board of Directors.	June 11, 2010

Gregg J. Sedun(1) Age: 55 Lead Independent Director Vancouver, British Columbia	Mr. Sedun is an independent venture capital professional based in Vancouver, Canada with 29 years of mining & industry-related finance experience. Upon graduating with a Bachelor of Law Degree (LLB), he practiced corporate finance/securities & mining law in Vancouver until retiring from law in 1997. Thereafter, he founded two private venture capital firms, including Global Vision Capital Corp., where he continues to carry on venture capital investing. Mr. Sedun has been involved as a director and/or founding stockholder in a number of successful companies including Diamond Fields Resources Inc. (founding director) which was acquired by Inco in 1996 for $4.3 billion in the largest takeover of a junior mining company in Canadian history; Adastra Minerals Inc. (founding director) which was acquired by First Quantum Minerals in 2006 for $275 million; and Peru Copper Inc. (founding stockholder) which was acquired in 2007 in an all-cash $840 million takeover. Mr. Sedun has been Chairman, President and Chief Executive Officer of Uracan Resources Ltd and the President of Global Vision Capital Corp. since January 2007. Mr. Sedun was an independent consultant from June 2003 until December 2005. Mr. Sedun is also currently Executive Chairman of Goldgroup Mining Inc., President of Oceanic Iron Ore Corp., former President and CEO and current director of Diamond Fields International Ltd. and a director of Rodeo Capital II Corp. Mr. Sedun’s demonstrated management expertise at senior levels and his service on numerous boards of directors in the mining industry position him well to provide the Board of Directors with extensive insight on the roles of management and directors of public companies.	September 29, 2006

(1)	Each of Messrs. MacDonald, Rose and Sedun are current members of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee.

Corporate Cease Trade Orders

Other than as disclosed below, no nominee for director of the Company has been, during the past ten years, the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, any activity in connection with the purchase or sale of any security or commodity.

Gregg Sedun, a director of the Company, is a director of Diamond Fields International Ltd. (“DFI”). In connection with the inability of DFI to file by the required deadline annual audited financial statements for its financial year ended June 30, 2006, a Form 51-102F1 Management’s Discussion and Analysis for the period ended June 30, 2006 and a Form 51-102F2 Annual Information Form for the year ended June 30, 2006, the British Columbia Securities Commission issued a cease trade order against DFI’s insiders, including Mr. Sedun, on September 9, 2006. DFI was unable to file such financial statements and related materials on time as a result of a variety of factors, including the move of DFI’s head office from Vancouver, British Columbia to Cape Town, South Africa, technical issues relating to currency exchange matters, computer virus problems, a change in DFI’s chief financial officer and other extenuating factors. The outstanding financial statements and related materials were subsequently filed on October 27, 2006 and, as a result, the cease trade order was revoked on November 1, 2006.

Michael Mason, the Chairman of the Board and Chief Executive Officer of the Company, was a director of ECU Silver Mining Inc. in 2002, 2003 and 2004 when it was subject to several cease trade orders issued by Canadian securities regulatory authorities as a result of certain deficiencies in the Company’s public disclosure record, which were subsequently rectified. Mr. Mason was also an officer and director of MBMI Resources Inc. in 2008 when it was subject to a cease trade order issued by Canadian securities regulatory authorities as a result of certain deficiencies in its public disclosure record, which were subsequently rectified.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of William A. Buckovic, Robert J. MacDonald, Michael T. Mason, Paul D. Rose, and Gregg J. Sedun as directors of the Company to serve until the 2013 annual meeting of stockholders.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Guidelines and Business Ethics Code

The Board is committed to maintaining high standards of corporate governance and accordingly reviews its corporate governance practices from time to time to assess the effectiveness and appropriateness of such practices. The Board has adopted a Statement on Corporate Governance setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters.

The Board encourages and provides a culture of ethical business conduct within the Company and has adopted a Code of Business Conduct and Ethics (the “Ethics Code”). Compliance with the Ethics Code is based on the cooperation and vigilance of all persons subject to the Ethics Code. Each employee is provided with a copy of the Ethics Code and is required to certify in writing that they have read, understood and agree to comply with the Ethics Code. Primary responsibility for monitoring compliance with the Ethics Code rests with the Audit Committee, the Chief Financial Officer and the General Counsel.

Directors who (i) are parties to, (ii) are directors or officers of a party to or (iii) have a material interest in any person who is a party to a material contract or proposed material contract with the Company must disclose the conflict in writing to the Company or request to have the nature and extent of such interest entered into the minutes of the meeting. The director shall, if requested by any other director, not be present at a meeting of the Board while the Board is considering any such material contract and shall not vote on such material contract, unless permitted by law.

Stockholders and other interested persons may obtain a written copy of the Statement on Corporate Governance and the Ethics Code by contacting the Company, from the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company. Prior to the February 14, 2012 resignation from the Board of Wade D. Nesmith, the previous Chairman of the Board, the leadership structure of the Company included separate roles for the Chairman of the Board and the Chief Executive Officer. In connection with Mr. Nesmith’s resignation, the Board decided to combine the positions and appoint Michael T. Mason, the Company’s Chief Executive Officer, as Chairman of the Board. The Board believes this arrangement provides an efficient leadership structure and an effective means for communication between management and the Board, and fosters clear accountability, effective decision-making, and alignment on corporate strategy.

In connection with the combination of the roles for the Chairman of the Board and the Chief Executive Officer, and in order to assure that the independent directors continue to have a leading role in the Company’s governance, the Board of Directors has established the position of Lead Independent Director, who is appointed on an annual basis. Gregg J. Sedun currently serves as the Company’s Lead Independent Director. In his role as Lead Independent Director, Mr. Sedun has the following duties:

•	presides at all meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the independent directors;

•	serves as liaison between the Chairman of the Board and the independent directors;

•	provides advice and counsel to the Chairman of the Board on Board of Directors meeting agendas and schedules;

•	has the authority to call meetings of the independent directors; and

•	is available for consultation and direct communication, under appropriate circumstances, if requested by major shareholders, or by management.

Independence of the Board

The Board currently consists of five persons and the same five persons are nominated for election as directors of the Company at the Meeting. The Board has determined that three of the nominees, Messrs. MacDonald, Rose and Sedun, are independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX. A majority of the current directors are therefore independent as determined under applicable rules. The Board has concluded that two directors, Messrs. Buckovic and Mason are not independent under applicable rules, as they are officers of the Company or its subsidiaries. Mr. Mason was also a paid consultant to the Company from 2003 until early 2011. The non-employee directors hold regularly scheduled meetings following each directors meeting, at which members of management are not in attendance and during 2011, eight such meetings were held. The independent directors also met separately as a group once during 2011 at which the other directors were not present. The independent directors plan to meet at least once per year, typically after the annual meeting of the Board, which follows each annual meeting of stockholders.

Stockholder Communications with the Board

The Board has established a process by which stockholders may send communications to the Board of Directors, which is set forth in the Charter adopted by the Board for the Nomination and Corporate Governance Committee of the Board. The charter is available for review on the Company’s website — www.geovic.net.

Meetings of the Board and Committees of the Board

The Board meets in person a minimum of four times per year, usually late each quarter including following the annual meeting of stockholders. Each committee of the Board meets as frequently as deemed necessary by the committee. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and affairs which the Company faces from time to time. During the fiscal year ended December 31, 2011, the Board met eight times, in person or by telephone, the Audit Committee met four times and the Human Resources and Compensation Committee met twice. The Nominating and Corporate Governance Committee did not meet in 2011. None of the directors attended fewer than 75 percent of the total of the Board meetings and the meetings of the committees of which he is a member. The Company and the Board encourage attendance by all directors at each annual meeting of stockholders. Eight of the nine directors of the Company then in office attended the 2011 annual meeting of stockholders.

Compensation of Directors

The Company provides cash compensation to the non-employee directors for their services as directors and as members of committees of the Board. The Company has reimbursed and will continue to reimburse its non-employee directors for their travel, lodging and other reasonable expenses incurred in attending Board and committee meetings, and for other Company business meetings.

The Board has adopted a compensation program for the non-employee directors of the Company. Under that arrangement, all non-employee directors are paid an annual retainer of $25,000; the Board Chair, if independent, receives an additional $25,000; the Chair of the Audit Committee and the Lead Independent Director, $15,000; and the Chair of each other Committee $5,000, all paid quarterly in advance. In addition, each director receives $1,500 for each Board or committee meeting attended in person (and receives an additional $1,500 if required to travel to a Board meeting on one or more days other than the meeting date) or any other meeting lasting longer than two hours, $500 for telephone meetings lasting two hours or less, and the Lead Independent Director also receives $1,000 per day for other business undertaken on behalf of the Company.

In addition, non-employee directors receive initial non-discretionary grants of non-qualified stock options under the Company’s Second Amended and Restated Stock Option Plan (“Plan”). Upon appointment or election, a new director will be granted 200,000 options upon taking office, or as soon thereafter as the grant may be completed. In all years through 2010, annual grants of 100,000 options were made to directors before January 10 each year, or as soon thereafter as permitted under the Plan, vesting 40 percent upon the date of grant, 30 percent after one year and 30 percent after two years, dependent upon continued service as a director of the Company, with option terms of ten years from the date of grant. In 2011 awards of 40,000 restricted Shares of Common Stock (“Restricted Stock Awards”) or awards of 40,000 Restricted Stock Units (“RSUs”) were made to each independent director (60,000 RSUs for the Chairman). The Restricted Stock Awards vest 40% upon date of grant and 30% annually for the next two years, while the RSUs entitle the holder to receive the underlying Shares at the later of a termination of services at least one year after the date of the award or three years after the award. No stock awards have been made during 2012.

Director Compensation Table

The following table shows compensation paid to the non-employee directors of the Company during the fiscal year ended December 31, 2011

Name	Fees earned or paid in cash	Option awards (non-cash)(1)	All other compensation	Total
Michael A. Goldberg(2)	$57,810	$27,658	—	$100,951
Robert J. MacDonald	$49,000	$27,658	—	$108,951
Wade D. Nesmith(2)	$107,533	$41,487	—	$132,451
John T. Perry(2)	$43,470	$27,658	—	$88,951
Paul D. Rose	$45,699	$27,658	—	$87,918
Gregg J. Sedun	$38,823	$27,658	—	$87,451
Michael T. Mason(3)	$13,514	—	—	$13,514

(1)	The grant date fair value of such options, restricted stock units and restricted stock awards was computed in accordance with the authoritative guidance for accounting for stock compensation. See Note 6 to the Consolidated Financial Statements for the fiscal year ended December 31, 2011 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.
(2)	Resigned from the Board of Directors on February 14, 2012.
(3)	Mr. Mason became Chief Executive Officer of the Company on January 21, 2011; prior to then his private firm was a consultant to the Company. During the fiscal year ended December 31, 2011, Geovic, Ltd. paid $13,514 in consulting fees and expenses to Mr. Mason’s consulting firm, Mineral Services, LLC.

As of the end of the fiscal year ended December 31, 2011, the aggregate number of options outstanding for each non-employee director was as follows:

Name	Options
Michael A. Goldberg	400,000
Robert J. MacDonald	500,000
Wade D. Nesmith	400,000
John T. Perry	300,000
Gregg J. Sedun	350,000
Paul Rose	200,000

Board Mandate; Role in Risk Oversight

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Company, and to act in the best interests of the Company. In discharging its mandate, the Board is responsible for the oversight and review of the following matters, among others: the strategic planning and implementation for the Company’s business; identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks; succession planning, including appointing, training and monitoring senior management; a communications policy for the Company to facilitate communications with investors and other interested parties; and the integrity of the Company’s internal control and management information systems.

The Board is also mandated to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee.

The Board, together with the executive officers of the Company, has the primary responsibility for enterprise risk management within the Company. The Board delegates many of its risk oversight functions to the

Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs. In addition to the Audit Committee’s work in overseeing certain risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from senior officers of the Company. The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the senior officers of the Company, enables the Board to effectively oversee the Company’s risk management.

Position Descriptions

The Board has not adopted written position descriptions for the Chairman of any committee. The Board meets following the annual meeting of stockholders to discuss the roles and responsibilities of the committees and leadership of the Board. These roles and responsibilities are set out below.

Chairmen of Board Committees

The Chairman of each committee of the Board (“Committee Chairman”) will be a duly elected member of the Board and appointed annually by the Board on recommendation of the applicable committee. A Committee Chairman will be an independent director when available. Each Committee Chairman is expected to provide independent, effective leadership to the committee and to lead that committee in fulfilling the duties set out in its charter.

A Committee Chairman will provide overall leadership and enhance the effectiveness of the committee, foster ethical and responsible decision making and provide effective leadership to oversee all aspects of the committee’s direction, structure and composition.

A Committee Chairman will also be expected to allow for timely reporting of each meeting to the Board, including committee recommendations and findings, will ensure performance evaluation of the committee is conducted, will provide written information in a timely manner to ensure that the committee fulfills its mandate, will ensure that all resources and expertise are available to the committee, will coordinate with the committee to retain, oversee, compensate and terminate independent advisors and will facilitate effective communication between committee members and management.

Robert J. MacDonald chairs the Audit and the Nominating and Corporate Governance Committees. Paul Rose chairs the Human Resources and Compensation Committee.

Chief Executive Officer

The Board has not developed a position description for the Chief Executive Officer of the Company. The independent Directors meet annually, or more often with the Chief Executive Officer to review the duties, roles and responsibilities of the Chief Executive Officer, which include the following:

•	developing, implementing and assessing the effectiveness of corporate strategy and business plans;

•	providing executive leadership to the Company and achieving the results targeted in the corporate strategy and business plans;

•	representing the Company in communications with stakeholders including stockholders, customers, suppliers, partners, employees, governments, regulators, industry, community members and others;

•	recruiting, retaining, assessing the performance of and developing a high calibre executive team, key employees and their successors; and

•	establishing and maintaining corporate policies and culture, leading by example and setting a high standard of integrity in all aspects of the business.

Nomination of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The process by which the Board anticipates that it will identify new candidates is through recommendations of the Nominating and Corporate Governance Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) retirement dates; and (e) the strategic direction of the Company. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The Nominating and Corporate Governance Committee will review the candidates’ credentials, interview them and check candidates’ references prior to deciding if a candidate should be nominated as a director.

The Board has informally concluded that no policy should be in place with regard to the consideration of any director candidates recommended by stockholders so that the Nominating and Corporate Governance Committee will be in a better position to consider any candidate that the Committee considers to have such qualification and experience as will be most beneficial to developing and maintaining the Company’s business. Consequently, the Nominating and Corporate Governance Committee has no policy with regard to the consideration of any director candidates recommended by stockholders.

A stockholder may submit the name of a director candidate for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Company at least 120 calendar days before the date the Company’s proxy statement for the previous year’s annual meeting of stockholders was released to security holders. The written submission should include qualifications, experience, including experience as a director of public companies, securities of the Company owned, directly or indirectly, all relationships with the Company or any affiliate or associate of the Company and the familiarity of the candidate with financial reporting requirements of public companies.

Board Committees

Audit Committee

The Audit Committee is comprised of Robert J. MacDonald as Chair and Messrs. Paul Rose and Gregg Sedun replacing Michael Goldberg, who resigned from the Board on February 14, 2012. The Audit Committee also assumed the role to act as the Nominating and Corporate Governance Committee at the time that four Directors resigned from the board on February 14, 2012. Each of the three Directors serving on the Audit Committee qualify as independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX. Additionally, the Board has determined that Mr. MacDonald qualifies as an “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. The Audit Committee held four meetings in 2011, each of which was attended by all members.

The Audit Committee assists the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls, our internal controls over financial reporting and our compliance with the financial reporting aspects of the Sarbanes-Oxley Act. The Committee is responsible for the appointment of our independent auditor and for the compensation, retention and oversight of the work of our independent auditor, and approval of the oversight of our accounting and financial reporting processes, including our internal financial controls.

The Charter for the Audit Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee consisting of Paul Rose as Chair, and Robert J. MacDonald and Gregg J. Sedun, each of whom the Board considers to be independent under applicable rules. During 2011 and until February 14, 2012, the Committee consisted of Mr. Rose and Michael Goldberg (the former Chair) and John Perry, the latter two of whom resigned from the Board on February 14, 2012. The Human Resources and Compensation Committee held two meetings in 2011 both attended by Messrs. Goldberg and Rose.

The Human Resources and Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and benefit levels for the Chief Executive Officer and other executive officers. The Committee makes the recommendations to the Board which, in turn, gives final approval on compensation matters. The Human Resources and Compensation Committee has the authority to retain such advisors, counsel and consultants as the members deem necessary in order to carry out its functions.

The Board endeavors to ensure compensation is determined based on objective criteria. These criteria include the attainment of pre-set objectives for the previous financial year, comparisons of salaries paid to other senior officers in the industry and any advice given by independent advisors and consultants to the Company. The Chief Executive Officer is not present during meetings of the Human Resources and Compensation Committee at which his compensation is being discussed. Responsibilities of the Human Resources and Compensation Committee may not be delegated to other persons.

The Charter for the Human Resources and Compensation Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. MacDonald as Chair and Messrs. Sedun and Rose. During 2011 and until February 14, 2012, the committee consisted of Messrs. MacDonald and Sedun, and Wade Nesmith (the former Chair, who resigned from the Board on February 14, 2012). These Directors also make up the Audit Committee and will fulfill the role and responsibilities of both committees. This Committee did not meet in 2011. The Committee’s duties include:

•	establishing criteria for service as a director, and reviewing candidates and recommending to the Board the nominees for directors in connection with the Company’s annual meetings of stockholders;

•	recommending highly qualified candidates who it believes will, if added to the Board, enhance the strength, independence and effectiveness of the Board;

•	recommending appropriate governance practices for the Company in light of corporate governance guidelines set forth by regulatory entities and applicable law;

•	periodically reviewing the Code of Business Conduct and Ethics for the Company and recommending amendments to the Board;

•	reviewing and approving material transactions between the Company or a subsidiary of the Company and related persons;

•	adopting guidelines to establish timing for routine sales of our securities by officers, directors and employees;

•	reviewing policies and guidelines for dissemination of material non-public information concerning the business or affairs of the Company and its operating subsidiaries; and

•	recommending to the Board compensation guidelines for directors of the Company.

The Nominating and Corporate Governance Committee also reviews the independence of directors or potential directors. The Charter for the Nominating and Corporate Governance Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Special Committee

A Special Committee was established by the Board in September 2009 for the purpose of working with management to select an experienced financial advisor for the Company. The Committee also was empowered to advise the Board on matters related to anticipated project financing for the Nkamouna Project being developed by Geovic Cameroon Plc (“GeoCam”), the Company’s 60.5% percent owned Cameroon subsidiary, and working with Company financial advisors in connection with such financing. The Special Committee in late 2010 initiated a search for a financial advisor firm to advise the Company in connection with its financial obligations as a stockholder of GeoCam in connection with Project financing. A financial advisor to the Company was selected in January 2011. The Special Committee was not a permanent standing committee of the Board, did not meet in 2011 and no longer exists. Messrs. Nesmith, MacDonald and Goldberg were members of the Special Committee.

Assessments

While the Company has no formal review process in place for individual directors, the Board considers the effectiveness and contribution of its individual members from time to time on an informal basis.

The Board is committed to assessments of the effectiveness of the Board, the committees of the Board and the individual directors. In accordance with its charter, the Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations could include the following:

•	individual discussions between each director and an independent consultant and/or members of the Nominating and Corporate Governance Committee;

•	with regard to individual director assessments, peer and/or self evaluations; and

•	individual discussions with those members of senior management who regularly interact with the Board.

Transactions with Related Parties

No related person of the Company has had any material interest or any transaction since January 1, 2011 or will have any material interest in any currently proposed transaction which has materially affected or which would materially affect the Company or any of its subsidiaries.

Procedures for Approval of Transactions with Related Persons

A written policy relating to the approval of transactions with related persons was adopted when the Board established the Nominating and Corporate Governance Committee in 2007. The Company’s written policy for the review of material transactions with related persons requires review, approval or ratification of all transactions in which the Company or a subsidiary is a participant and in which a Company director, executive officer, a significant stockholder or an immediate family member of any of the foregoing persons, or a person with a similar relationship with a subsidiary of the Company, has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. The pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company’s proxy statement pursuant to compensation disclosure requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions must be reported for review by the Nominating and Corporate Governance Committee or the Audit Committee. Transactions deemed to be pre-approved are not required to be reported to the Nominating and Corporate Governance Committee, except that material transactions in the ordinary course of business are required to be submitted to the Nominating and Corporate Governance Committee for review at its next meeting.

Following its review, the Nominating and Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and the Company’s stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction. Ultimately, material transactions require approval of disinterested directors. If a related party transaction is to be ongoing, the Nominating and Corporate Governance Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Interest in Material Transactions; Conflicts of Interest

No person, including any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect in any transaction since the commencement of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Certain of the Company’s directors and officers are also directors and officers of other natural resource companies. Consequently, there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers relating to the Company will be made in accordance with their duties and obligations under applicable law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Shares, as of the Record Date, by (i) each of our directors and executive officers, (ii) each person who holds, of record, more than 5% of our Shares with such person’s address, and (iii) our executive officers and directors, as a group. Beneficial ownership is based on the number of Shares and percentage of issued Shares beneficially owned, directly or indirectly, or that are subject to control or direction by that person. For purposes of the table, and in accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each listed person is based on 106,639,602 outstanding Shares as at the Record Date, plus any securities held by such person exercisable for, or convertible into, the Company’s Common Stock within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock
Paul D. Rose 14465 NW Belle Place Beaverton, OR 97006	9,549,403	(2)	8.94%
William A. Buckovic 743 Horizon Ct. 300A Grand Junction, CO 81506	11,252,122	(3)	10.38%
Robert J. MacDonald	862,000	(4)	0.80%
Michael T. Mason	570,000	(5)	0.53%
Gregg J. Sedun	3,382,768	(6)	3.16%
Greg C. Hill	847,500	(7)	0.79%
Gary R. Morris	1,055,232	(8)	0.98%
Alan W. Peryam	266,000	(9)	0.25%
Shelia I. Short	405,036	(10)	0.38%
Barbara A. Filas	525,000	(11)	0.49%
Brian C. Mazeski	42,000	(12)	0.04%
Timothy D. Arnold	231,000	(13)	0.22%
John E. Sherborne	1,561,986	(14)	1.45%

All Officers and Directors as a Group (13 Persons)	30,550,047		28.65%

(1)	Unless otherwise indicated, the address of each such person is c/o Geovic Mining Corp., 1200 17th Street, Suite 980, Denver, Colorado 80202.
(2)	Includes 8,415,411 Shares held by Paul D. Rose over which Mr. Rose has sole dispositive and voting power of which 12,000 Shares are restricted pursuant to the 2010 Stock Award Plan (“2010 Plan”), options exercisable within 60 days of the Record Date to purchase up to 140,000 Shares, 654,072 Shares held by Mr. Rose’s wife, Jean L. Rose, over which Ms. Rose has sole dispositive and voting power and 339,920 Shares over which Mr. and Ms. Rose share dispositive and voting power. Does not include unvested options held by Mr. Rose to purchase up to 60,000 Shares.
(3)	Includes 9,004,540 Shares jointly with his wife, 39,000 Shares held individually of which all are restricted pursuant to the 2010 Plan, options exercisable within 60 days of the Record Date to purchase up to 1,731,500 Shares, which includes 63,160 options held by his wife, and 477,082 Shares held by his wife as trustee for the benefit of minor children, of which he disclaims beneficial ownership. Does not include unvested options held by Mr. Buckovic to purchase up to 30,000 Shares.
(4)	Includes 362,000 Shares held by Robert J. MacDonald and options exercisable within 60 days of the Record Date to purchase up to 500,000 Shares. Does not include 40,000 Restrict Stock Units (“RSU”) granted January 21, 2011 pursuant to the 2010 Plan.
(5)	Includes 200,000 Shares held by Michael T. Mason and options exercisable within 60 days of the Record Date to purchase up to 370,000 Shares.

(6)	Includes 27,768 Shares held directly, 505,000 Shares held by GJS Capital Corp. of which Mr. Sedun is beneficial owner, 200,000 Shares held by Mr. Sedun’s wife, 2,300,000 Shares held by Alcaron Capital Corp., of which the beneficial owner is Mr. Sedun’s wife, and beneficial ownership of which is disclaimed by Mr. Sedun, and options exercisable within 60 days of the Record Date to purchase up to 350,000 Shares. Does not include 40,000 RSU granted January 21, 2011 pursuant to the 2010 held by Mr. Sedun.
(7)	Includes options exercisable within 60 days of the Record Date to purchase up to 847,500 Shares. Does not include unvested options held by Mr. Hill to purchase up to 37,500 Shares.
(8)	Includes 308,832 Shares and options exercisable within 60 days of the Record Date to purchase up to 746,400 Shares. Does not include unvested options held by Mr. Morris to purchase up to 24,000 Shares.
(9)	Includes options exercisable within 60 days of the Record Date to purchase up to 266,000 Shares. Does not include unvested options held by Mr. Peryam to purchase up to 24,000 Shares.
(10)	Includes 153,536 Shares and options exercisable within 60 days of the Record Date to purchase up to 251,500 Shares. Does not include unvested options held by Ms. Short to purchase up to 10,500 Shares.
(11)	Includes options exercisable within 60 days of the Record Date to purchase up to 525,000 Shares. Does not include unvested options held by Ms. Filas to purchase up to 45,000 Shares.
(12)	Includes options exercisable within 60 days of the Record Date to purchase up to 42,000 Shares. Does not include unvested options held by Mr. Mazeski to purchase up to 18,000 Shares.
(13)	Includes options exercisable within 60 days of the Record Date to purchase up to 231,000 Shares. Does not include unvested options held by Mr. Arnold to purchase up to 99,000 Shares.
(14)	Includes 268,955 Shares held by John E. Sherborne and options exercisable within 60 days of the Record Date to purchase up to 1,293,031 Shares.

We are not aware of any arrangements that may result in a “change in control” as that term is defined by the Item 403 of Regulation S-K.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid during the fiscal years indicated to the individuals who served as Chief Executive Officer and Chief Financial Officer of the Company; each of the Company’s two most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed financial year and whose salary and bonus exceeded $100,000; and any individual who would have satisfied this criteria but for the fact that individual was not serving as an officer at December 31, 2011 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)		Bonus ($)	Options awards ($) (non-cash)(1)		All other compensation ($)		Total ($)
John E. Sherborne	2011	285,000		—	61,224		15,149	(2)	361,373
President, New Ventures Division and Director	2010	285,000		—	73,426		12,328	(3)	370,754
	2009	285,000		10,000	27,750		12,876		335,626

Greg C. Hill	2011	210,000		—	51,020		36,790		297,810
Chief Financial Officer	2010	210,000		—	48,951		16,900		275,851
	2009	210,000		6,500	22,200		16,295		254,995

William A. Buckovic	2011	207,360	(4)	—	40,816		12,493		260,669	(4)
Executive Vice President and Director	2010	203,800		—	48,951		6,114		258,865
	2009	186,000		7,500	14,800		10,605		218,905

Barbara A. Filas	2011	247,312		—	48,665		71,628		367,605
President	2010	200,000		—	58,741		6,000		264,741
	2009	175,000		7,500	96,000		5,475		283,975

Michael T. Mason	2011	260,215		—	204,382	(5)	69,132		533,729
Chairman of the Board and Chief Executive Officer

(1)	The grant date fair value of such options, restricted stock units and restricted stock awards was computed in accordance with the authoritative guidance for accounting for stock compensation. See Note 6 to the Consolidated Financial Statements for the fiscal year ended December 31, 2011 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.
(2)	Does not include $18,000 in proceeds from the exercise of stock options.
(3)	Does not include $42,511 in proceeds from the exercise of stock options.
(4)	This amount does not include (i) $180,000 in proceeds from the exercise of stock options, or (ii) $89,888 in aggregate grant date fair market value of restricted stock awarded in January 2011 (78,000 shares), determined in accordance with FASB ASC Topic 718.
(5)	These are performance-based stock options that expired January 20, 2012 without vesting.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of unexercised options held by each Named Executive Officer as at December 31, 2011.

Name	Number of Securities Underlying Vested Options (#)		Number of Securities Underlying Non-vested Options (#)		Option Exercise Price		Option Expiration Date
John E. Sherborne	66,000	*	—			$0.05	11/23/2016
	117,530	*	—			$0.08	12/31/2017
	10,016	*	—			$0.08	12/31/2013
	50,016	*	—			$0.08	12/31/2014
	400,000	*	—			$0.15	12/31/2013
	2,780	*	—			$0.23	11/23/2016
	15,510	*	—			$0.23	12/31/2017
	40,000	*	—			$0.38	12/31/2014
	36,668	*	—			$1.08	08/15/2016
	60,011	*	—			$1.30	12/31/2015
	90,000	*	—		Cdn$	0.90	01/10/2020
	63,000	*	27,000	(1)	Cdn$	0.70	01/20/2021
	37,500	*	—		Cdn$	0.65	02/03/2019
	125,000	*	—		Cdn$	1.68	01/03/2018
	125,000	*	—		Cdn$	2.36	10/26/2017

Greg C. Hill	100,000		—		Cdn$	0.90	01/10/2020
	60,000		—		Cdn$	0.65	02/03/2019
	200,000		—		Cdn$	1.68	01/03/2018
	400,000		—		Cdn$	2.36	10/26/2017
	87,500		37,500	(1)	Cdn$	0.70	01/21/2021

William A. Buckovic(3)	429,200		—			$0.05	11/23/2016
	8,600		—			$0.10	12/31/2013
	26,540		—			$0.15	12/31/2013
	376,000		—			$0.15	12/31/2014
	100,000		—			$0.38	12/31/2014
	62,000		—			$1.08	08/15/2016
	156,000		—			$1.30	12/31/2015
	100,000		—		Cdn$	0.90	01/10/2020
	40,000		—		Cdn$	0.65	02/03/2019
	150,000		—		Cdn$	1.68	01/03/2018
	150,000		—		Cdn$	2.36	10/26/2017
	70,000		30,000	(1)	Cdn$	0.70	01/21/2021

Barbara A. Filas	300,000		—		Cdn$	0.66	02/16/2019
	120,000		—		Cdn$	0.90	01/10/2020
	105,000		45,000	(1)	Cdn$	0.70	01/21/2021

Michael T. Mason	20,000		—			$0.56	12/31/2014
	50,000		—		Cdn$	2.36	10/26/2017
	100,000		—		Cdn$	1.68	01/02/2018
	100,000		—		Cdn$	0.65	02/02/2019
	100,000		—		Cdn$	0.90	01/10/2020
			500,000	(2)	Cdn$	0.70	01/11/2021

*	In August 2009, in connection with a court-ordered settlement of a divorce, Mr. Sherborne transferred one-half of each option then held by him to his former spouse. Subsequent to August 2009, 40% of the options granted were transferred to his former spouse. The above amounts reflect the options held after such transfers.
(1)	Options vest on January 20, 2013.
(2)	Options vest upon satisfaction of specified performance parameters. These options expired January 20, 2012.
(3)	Mr. Buckovic also held 78,000 shares of unvested restricted shares awarded under the 2010 Plan in January 2011. The shares vest 39,000 shares on each of January 20, 2012 and 2013.

Securities Reserved for Issuance under Equity Compensation Plan

The following table sets forth information as at December 31, 2011 relating to the Company’s Second Amended and Restated Stock Option Plan and 2010 Plan, our only equity compensation plans under which our securities are authorized for issuance at December 31, 2011:

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected herein)
Equity compensation plans approved by security holders	13,959,610	$0.81 per Share	6,740,390
Equity compensation plans not approved by security holders	—	—	—

Total	13,959,610	$0.81 per Share	6,740,390

The Company has never repriced any stock options previously granted.

Employment Agreements

The Company has written employment agreements (the “Agreements”) with each of its Named Executive Officers. Each Agreement provides for continued employment with rolling two year expiration terms. Each Agreement also provides for payment of certain compensation following termination of the Named Executive Officer’s employment, if such termination is (i) by the Company without cause or due to the Named Executive Officer’s death or disability or (ii) by the Named Executive Officer due to the Company’s breach of any material obligation owed to the Named Executive Officer under the Agreement, due to the Company requiring the Named Executive Officer to perform illegal activities, due to the inability of the Named Executive Officer to substantially perform his or her essential duties under the Agreement because of a disability, or in the event of a change in control or any similar business circumstance with the Company or its subsidiaries which results within twelve months of such change in control in either (A) a termination or threatened termination of the Named Executive Officer’s employment or a reduction in compensation to be paid to the Named Executive Officer or (B) a significant change in the duties of the Named Executive Officer reasonably deemed unacceptable by the Named Executive Officer. The term “change in control” as used in the Agreements means (1) any one person (or group of affiliated persons) holds a sufficient number of voting shares of the Company (or a resulting issuer) to affect materially the control of the Company or (2) any combination of persons acting in concert hold in total a sufficient number of voting shares of the Company to affect materially the control of the Company, in each case where such person or combination of persons did not previously hold a sufficient number of voting shares of the Company to affect materially the control of the Company (with the holding of more than 20 percent of the voting shares of the Company being deemed to materially affect the control of the Company in the absence of evidence to the contrary).

The compensation payable to a Named Executive Officer in a termination event described above (other than termination by the Company due to a Named Executive Officer’s death or disability) would be a lump sum amount, due within 90 days of termination, equal to two years of the minimum base salary of the Named Executive Officer, commencing on the effective date of the termination, plus any annual bonus to which the Named Executive Officer would have been entitled had the Agreement not been terminated. In the event of termination by the Company due to a Named Executive Officer’s death, the Named Executive Officer’s estate would receive an amount equal to the amount received by the Company under the life insurance held by the Company on such Named Executive Officer’s life. In the event of termination by the Company due to a Named Executive Officer’s disability, the Named Executive Officer would receive an amount equal to the amount received by the Company under the disability insurance held by the Company on such Named Executive Officer.

In addition, in connection with each of the termination events described above, the Named Executive Officer would become 100 percent vested with respect to any options to purchase the Company’s capital stock then held by the Named Executive Officer and any restrictions with respect to restricted shares of the Company’s capital stock then held by the Named Executive Officer would immediately lapse, subject to any applicable rules or restrictions imposed by any stock exchange or securities regulatory authority. The Company does not have any obligation under the Agreements to pay or reimburse the Named Executive Officer for any income or other taxes imposed as result of the foregoing benefits.

The employment Agreement of Mr. Mason varies from the above only in that it has a fixed one-year term expiring January 21, 2012 and a performance based vesting of options that expire if not vested during the term of the Agreement. The Agreement was extended on a month-to-month basis at the end of the term.

Our Board believes that having these Agreements in place is an important retention incentive for our Named Executive Officers.

Directors and Officer Liability Insurance

The Company has purchased and maintains insurance for the benefit of the directors and officers of the Company and its subsidiaries against liabilities incurred by such persons as directors and officers of the Company and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Company and its subsidiaries. The annual premium for the policy year ending November 30, 2011 paid by the Company and its subsidiaries for this insurance in respect of the directors and officers as a group is $143,713. No premium for this insurance is paid by the individual directors and officers.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No.2)

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Ernst & Young was our independent registered public accounting firm for the fiscal year ended December 31, 2011.

Although current law, rules and regulations require the Company’s independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of Ernst & Young for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor but may conclude that it is in the best interests of the Company to retain Ernst & Young for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Ernst & Young are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Fees Paid to the Independent Registered Public Accounting Firm

The fees billed to the Company for the last two fiscal years by Ernst & Young LLP, the Company’s independent registered public accounting firm for those years were:

	2011	2010
Audit Fees(1)	$275,000	$312,117
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—

Total	$275,000	$312,117

(1)	Audit fees consist of our annual audit costs, fees for review of registration statements we file with the SEC and review of financial statements included in our Form 10-Q quarterly reports.
(2)	Audit-related fees are fees billed by the independent accountants for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other reports and quarterly meetings with our Audit Committee, and include other consultations concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee of the Board of Directors pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The audit and other services provided by our independent accountants are supervised by the Audit Committee. No services were performed in 2010 or 2011 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2012.

AUDIT COMMITTEE REPORT

The role of the Audit Committee of the Board of Directors is to assist the Board in its oversight of: (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with certain legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls and procedures, internal controls over financial reporting and compliance with the financial reporting aspects of the Sarbanes-Oxley Act, and to prepare this report. The Board, in its business judgment, has determined that all members of the Audit Committee are independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX; all members are financially literate and have accounting or related financial management expertise; and that Robert J. “Don” MacDonald, Chair qualifies as an “audit committee financial expert” as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a written Charter, a copy of which can be found on our website at: www.geovic.net. As set forth in the Charter, management of Geovic is responsible for the preparation, presentation and integrity of Geovic’s financial statements, and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining Geovic’s accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. The Chief Financial Officer reports to the Audit Committee and is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Geovic’s internal controls relating, for example, to the reliability and integrity of the Company’s financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Geovic’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and with Ernst & Young. The Audit Committee also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 114, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee received the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee on independence, and has discussed with the independent accountant the independent accountant’s independence. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. Any fees billed by the auditor for non-audit services must be pre-approved by the Audit Committee and would be considered in the discussions of the auditor’s independence.

Audit Committee members are not employees of Geovic, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to us by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Geovic financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Geovic’s registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC. The Audit Committee also engaged Ernst & Young LLP as the independent registered public accounting firm for Geovic for the first three quarters of fiscal 2012, and intends to engage Ernst & Young LLP as independent auditors for the fiscal year, subject to ratification by the Company’s stockholders.

Submitted by the Audit Committee of the Board of Directors

Robert J. (Don) MacDonald, Chair

Paul D. Rose

Gregg Sedun

Receipt of Financial Statements

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2011 and accompanying Auditor’s Reports thereon are included in the Annual Report for the fiscal year ending December 31, 2011 on Form 10-K, a copy of which is available with this Proxy Statement and will be presented at the Meeting.

OTHER MATTERS

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting; the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Stockholder Proposals for the 2013 Annual Meeting

Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2013 must be timely received by the Board for consideration to be included in the proxy statement and proxy relating to the 2012 meeting. Such proposals must be received by the Company on or before January 8, 2013. Such proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA.

In accordance with the Company’s Bylaws, in order for a stockholder to present any matter before the annual meeting of stockholders to be held in 2013 that is not to be included in the proxy statement and proxy, a stockholder’s notice of such matter must be delivered to the Secretary at the Company’s principal executive offices (see preceding paragraph) not less than 90 days nor more than 120 days prior to the first anniversary of the 2012 annual meeting of stockholders.

AVAILABILITY OF DOCUMENTS

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

1.	The Company’s latest Annual Report of Form 10-K, together with any document, or other pertinent pages of any document, incorporated therein by reference.

2.	Financial statements of the Company for the Company’s most recently completed financial year, together with the auditor’s reports thereon and Management’s Discussion and Analysis, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

Copies of the above documents will be provided, upon request to the Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA, free of charge to a stockholder of the Company, including a beneficial owner of stock. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder of the Company and who requests a copy of any such document. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2011. The above documents, together with additional information relating to the Company are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED at Denver, Colorado May 4, 2012

GEOVIC MINING CORP.

Michael T. Mason Chairman of the Board, Chief Executive Officer

Geovic Mining Corp.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m. EDT on June 15, 2012.

Vote by Internet
• Go to www.envisionreports.com/GVCM • Or scan the QR code with your smartphone • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. To elect the following persons as directors of the Corporation to serve until the 2013 annual meeting of stockholders:									+
	For	Withhold		For	Withhold		For	Withhold
01 - William A. Buckovic	☐	☐	02 - Robert J. MacDonald	☐	☐	03 - Michael T. Mason	☐	☐

04 - Paul D. Rose	☐	☐	05 - Gregg J. Sedun	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐	In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name or names appear on the stock certificate or on the attached label hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The notice of annual meeting of stockholders, proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at

http://www.envisionreports.com/GVCM (for registered stockholders) and

http://www.edocumentview.com/GVCM (for banks and brokerage firms).

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Geovic Mining Corp.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEOVIC MINING CORP.

The undersigned holder of Common Stock, par value $0.0001 per share (the “Common Stock”), of Geovic Mining Corp. (the “Corporation”) hereby nominates and appoints Michael T. Mason and William A. Buckovic, or either of them, as the proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, act and vote in respect of all Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of the Corporation to be held on June 15, 2012 at 10:00 a.m. at the offices of the Corporation, 1200 Seventeenth Street, Suite 980, Denver, CO 80202, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, said proxies are directed to vote as specified on the reverse, provided that, if no choice is specified herein, or if any instructions given are not clear, the Common Stock shall be voted as if the stockholder had specified an affirmative vote.

In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, proxy statement and annual report on Form 10-K.

The undersigned hereby revokes any instrument of proxy heretofore given with reference to the Meeting or any adjournment(s) thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.